PARAMETRIC TABS 10-TO-20 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

each dated June 1, 2022

The Board of Trustees of Eaton Vance Municipals Trust II, on behalf of Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about January 20, 2023 (the “Liquidation Date”). Effective as of the close of business on January 13, 2023, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of a Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to January 13, 2023, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call Eaton Vance Shareholder Services at 1-800-336-3025.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

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